Exhibit 99.1

America’s Car-Mart, Inc. 1805 N. 2nd Street, Suite 41 Rogers, Arkansas 72756	Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of ACM Auto Trust 2024-1, Asset-Backed Notes. America’s Car-Mart, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Receivable File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners, L.P. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 12, 2023, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of November 30, 2023, with respect to 38,999 automobile receivables (the “Statistical Receivable File”).

At the Company’s instruction, we randomly selected 250 automobile receivables from the Statistical Receivable File (the “Sample Receivables”) and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Contract date 3. Annual percentage rate (“APR”) 4. Current contractual payment 5. Original amount financed 6. State (customer)	7. FICO score 8. Model score (applicant) 9. Model score (Financial) 10. Customer grade 11. Original term to maturity

We compared Characteristics 1. through 4. to the corresponding information set forth on or derived from the Installment Sales Contract or the Loan Modification Agreement (collectively, the “Contract”) and to the Company’s servicing system (the “Servicing System”).

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We compared Characteristic 5. to the corresponding information set forth on the Contract.

We compared Characteristic 6. to the corresponding information set forth on the Servicing System.

We compared Characteristics 7. through 10. to the corresponding information set forth a query provided to us by the Company from the Company’s servicing system (the “Servicing System Query”).

With respect to our comparison of Characteristic 11., we recomputed the original term to maturity as the number of months between (i) the contract date (as set forth on the Contract) and (ii) the maturity date (as set forth on the Contract). Further, at the instruction of the Company, differences of 1 month are deemed to be “in agreement.”

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application (the “Application”) for the borrower and co-borrower (as applicable);

•	a Truth-in-Lending Disclosure Statement; and

•	a model type of “used” set forth on the Contract.

The automobile receivable documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above-mentioned Receivable Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Receivable File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 12, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 12, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description –Characteristics

1	Eleven differences in vehicle identification number.
2	Two differences in customer state.
3	Four instances where we were unable to verify a security interest of the Company.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 12, 2024 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on or derived from the Servicing System

1	[REDACTED]	Vehicle identification number	[REDACTED]	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]
2	[REDACTED]	State	MO	OK
2	[REDACTED]	State	GA	KY

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on or derived from the Contract

1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Receivable File	Characteristic set forth on or derived from the Title Certificate

1	[REDACTED]	Vehicle identification number	[REDACTED]	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]
1	[REDACTED]	Vehicle identification number	Not provided	[REDACTED]

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 12, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following items for the related Sample Receivables:

Exception Description Number	Sample Receivable number	Items not verified

3	[REDACTED]	Security interest of the Company
3	[REDACTED]	Security interest of the Company
3	[REDACTED]	Security interest of the Company
3	[REDACTED]	Security interest of the Company

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.